PURCHASE AND SALE AGREEMENT

CRAWFORD & BOURBON COUNTIES, KANSAS

This agreement made March 14th, 2008

BETWEEN:

Missouri Gas Partners, LLP
an Arizona Limited Liability Partnership
c/o Gary Heinemeyer
35709 252nd Avenue SE
Auburn, WA 98092 and
Dennis J. Lisack
1208 S 1st Street
Louisville, Kentucky 40203
(hereinafter called the "**TRANSFEROR**")

- and -

JAYHAWK ENERGY INC.,
a body corporate, registered to carry
on business in the State of Colorado and having an office in the town of Broomfield
(hereinafter called the "**TRANSFEREE**")

Whereas THE TRANSFEROR wishes to sell and THE TRANSFEREE wishes to purchase the Assets, the Parties agree as follows:

Tangible Assets:

- Paid in Full, three-year renewable leases bearing a one-eighth royalty to the Lessor, located in Bourbon and Crawford Counties, Kansas totaling Eleven Thousand and Four Hundred and Sixty-Two (11,462) more or less acres (See Attachment A) wherein The Transferor is the sole Lessee and owns 100% of the leases.
- Five (5) cased and completed test wells with logs located in Bourbon and Crawford Counties, Kansas as follows:

  1. Steele 32-1
  2. Johnson 30-1
  3. Rutherford 33-1
  4. DeLange 26-1
  5. DeLange 26-2.

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Intangible Assets:

- A "Letter of Intent" dated June 7, 2006 to purchase commercial quantities of gas to THE TRANSFEROR from Prairie Pride, Inc., for their recently completed soybean processing/bio-diesel fuels plant.

Purchase Price: THE TRANSFEREE is offering to purchase the above listed tangible and intangible assets as follows:

- The purchase shall take place between March 17, 2008 and December 6, 2008, which is the time period during which the primary terms of the above referenced leases will expire and the clauses to renew for three (3) additional years at the exclusive option of the Lessee will be exercised by THE TRANSFEROR.
- THE TRANSFEREE will provide to THE TRANSFEROR the funds in a timely fashion to renew each lease, which by the original terms of the leases is uniformly set at $10/leased acre, plus $3/acre for a total cash (US Funds) payment of $13/acre cash: $149,006 for all 11,462 renewed leases after the process is completed in December, 2008.
- After renewing a lease, THE TRANSFEROR will assign the lease in its totality free of any liens or encumbrances to THE TRANSFEREE and submit the original Lease with Assignment to THE TRANSFEREE at the address provided by THE TRANSFEREE. See Attachment A.
- After receipt of the original Lease and Assignment, THE TRANSFEREE will issue in a timely fashion to THE TRANSFEROR common shares in THE TRANSFEREE at the rate of 25 shares/acre of assigned lease acres. The common shares issued to THE TRANSFEROR will thus total 286,550 at the conclusion of the process in December, 2008 after all 11,462 leased acres have been renewed and assigned to THE TRANSFEREE. THE TRANSFEREE will order this stock at the end of each month.
- An override in the amount of Two and One/Half Percent (2.5%) to be paid on any future oil or deep gas (below 800 feet and specifically excluding any coalbed gas) production from any of the so assigned 11,462 more or less leased acres in Bourbon and Crawford Counties, Kansas, with the understanding that the $10/acre paid by THE TRANSFEREE to THE TRANSFEROR to renew the 11,462 acres leases (a total of US$114,620) shall be considered to be an advance royalty payment to be credited to any future override payments due. THE TRANSFEROR will be under no obligation to repay the advance royalties should there be no oil or deep gas production from any of the assigned leases.
- THE TRANSFEROR can earn a $50,000 cash payment to be paid by THE TRANSFEREE should THE TRANSFEROR secure a three (3) year commercial gas contract to supply Prairie Pride Inc., located in Deerfield, MO, with 700 Mcf/day to commence in September, 2008, including an option for a second three year extension, which option to be exercised solely by THE TRANSFEREE. The value of the contract has to be acceptable and approved by THE TRANSFEREE prior to finalizing.

Shares. Regarding the common shares as described above, THE TRANSFEREE will issue shares to the Transferor with a hold period no longer than 6 months.

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<u>Representation</u>. Missouri Gas Partners hereby asserts that it owns the assets as described above and in related Attachment A and can deliver the assets to THE TRANSFEREE free from all liens and encumbrances.

<u>Assignment</u>. This Purchase and Sale Agreement shall not be assigned either in whole or in part by either party hereto without the express written consent of the other parties.

<u>Non-Compete</u>. In accepting this proposal, THE TRANSFEROR and specifically Dennis J. Lisack and Gary R. Heinemeyer individually agree not to compete in Bourbon, Crawford, Labette, or Neosho Counties, Kansas with respect to leasing, brokering or operating any oil and/or gas leases and rights, without the prior written approval of THE TRANSFEREE.

<u>First Payment.</u> Time is of the essence. THE TRANSFEROR has already paid to renew the leases on those leases due to expire between March 14 and March 20 totaling 1841 acres. In accepting this agreement, THE TRANSFEREE agrees to wire transfer to THE TRANSFEROR the first payment of (1841 x $13) = $23,933 by March 17, 2008.

<u>Schedule of Payments</u>. Since the leases expire in clusters throughout the year, it would be practical to renew and assign several at a time grouped around a common date rather than one lease at a time. Attachment B is a proposed Schedule outlining the number of acres to be renewed and assigned, with the date and the amount of the payment due from THE TRANSFEREE on that date to initiate the assignment process as outlined above over the course of 2008.

<u>Remedy if payments are not made:</u> After the first payment, should THE TRANSFEREE fail to make any scheduled payment as specified in Attachment B, thus precluding a lease(s) from being renewed, THE TRANSFEREE will nevertheless be required to issue to THE TRANSFEROR at the rate of 25 common shares in THE TRANSFEREE per acre, in the same manner as described above for renewed leases, when presented with the lapsed lease(s) by THE TRANSFEROR.

Similarly, the amount considered, as "Advanced Royalty" shall be reduced by $10/acre for each acre not so renewed as a result of the failure by THE TRANSFEREE to pay the sum required to renew the lease(s) in a timely manner thereby causing the lease(s) to lapse.

<u>Law.</u> The laws of Kansas will govern this agreement

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This agreement may be executed in counterpart. Each party shall be entitled to hold a counterpart bearing an original signature of the other party.

Agreed to this 13th Day of March, 2008 By:

March 14, 2008

Dennis J. Lisack, Individually and for Missouri Gas Partners, LLP — Date

Gary R. Heinemeyer, Individually and for Missouri Gas Partners, LLP — Date

AND

March 14/08

Lindsay Gorrill, for Jayhawk Energy, Inc. — Date

KSLeases(AttchA).xls

	A	B	C	D	E	F	G	H	I	J	K
1	Lessor	T	Range	County	Description	Acres	Renew	Assign	HBP	Lease Date	Comments
2	Brunk, Harry Lee & Betty	28S	24E	Crawford	(W/2SE/4) and(S/2SW/4) Sec. 26	157	Y	Y	N	10.06.05	Recorded; Pooling Provision 640 acres
3	403 Fireside Drive										SDSI
4	Arma, KS66712										Tel: 620.347.4264
5											
6	David, Verdan J. & Mary L.	28S	24E	Crawford	(S/2) Sec 4	320					
7	730 N. 170th Street	28S	24E	Crawford	(W/2SW/4) Sec 3	80					
8	Farlington, KS 66734	28S	24E	Crawford	(SW/4) Sec 16	160					
9		28S	24E	Crawford	(SE/4) Sec 22	160					
10		28S	24E	Crawford	(NE/4) Sec 33	160					
11		29S	24E	Crawford	(SE/4) Sec 4	160	Y	Y	N	03.31.85	Recorded; Pooling Provision 160 acres
12											
13	DeLange, Sheldon E. & Patsy R.	27S	24E	Crawford	(S/2SE/4) Sec 32, less 10&1/4 acres in the						
14	273 N. 120th Street				NW Corner of Sec 32	70					
15	Girard, KS 66743	28S	24E	Crawford	(E/2) Sec 5	331					
16		28S	24E	Crawford	(E/2SW/4) and (E1/4 of the S/2) and the						
17					(SW/4SW/4) Sec 5	85					
18		28S	24E	Crawford	(S/2NW/4) and the (W/2SW/4) Sec 8	161					
19		28S	24E	Crawford	(E5/8thsN/2NW/4) Sec 8	41					
20		28S	24E	Crawford	(S.264' of E5/8ths of N/2NW/4) Sec 8	10					
21		28S	23E	Crawford	(SE/4) Sec 11 Minus Tract Beginning at						
22					SE corner then W 336.3', thence N 343.0'						
23					thence E 337.37', thence S 349.35'	159					
24		28S	23E	Crawford	(SW/4) Sec 26	165					2 Test Wells in this Section
25		29S	23E	Crawford	(NE/4SW/4) and the (W/2SE/4) Sec 4 and						
26					a tract beginning 25' W of NE C. of SE/4						
27					thence W 1295', thence S 13', thence						
28					E 1295', thence N to beginning in Sec 4	117					
29		29S	23E	Crawford	(W/2) and the (SW/4NE/4) Sec 8	356					
30		29S	23E	Crawford	(NE/4) and the (E/2NW/4) and the						
31					(NE/4SE/4) Sec 9 including abandoned						
32					RR Right of Way	269					
33		29S	23E	Crawford	(S/2SW/4) Sec 9, less a tract lying W of						
34					Lighting Creek	63					

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KSLeases(AttchA).xls

	A	B	C	D	E	F	G	H	I	J	K
35		29S	23E	Crawford	(NW/4) Sec 15	148					
36		29S	23E	Crawford	(SW/4) Sec 15	155	Y	N	Y/N	03.10.05	Recorded; Pooling Provision 160 acres
37											
38	Johnson, Ken S. & Joyce L. &	27S	24E	Crawford	(W/2NE/4) Sec 28	80					
39	Kale W.	27S	24E	Crawford	(NW/4) Sec 28	160					
40	176 E. 720th Avenue	27S	24E	Crawford	(SE/4) Sec 30	160					
41	Ft Scott, KS 66701	27S	24E	Crawford	(E/2SW/4) Sec 30	160					
42		27S	24E	Crawford	Government Lots Nos. 3 & 4 of the						
43					(SW/4) Sec 30	80					
44		27S	24E	Crawford	(NE/4) Sec 30	160					Test Well
45		27S	24E	Crawford	(SE/4) Sec 29	160					
46		27S	24E	Crawford	(NE/4NE/4) and (E/2SE/4NE/4) Sec 29	60					
47		27S	24E	Crawford	(NW/4) Sec 31	160					
48		27S	24E	Crawford	(NE/4) Sec 31	160					
49											
50		27S	24E	Bourbon	(W/2SE/4) Sec 17	80					
51		27S	24E	Bourbon	(SE/4) Sec 27, less a tract beginning in						
52					SE Corner and described at Book 246,						
53					Page 67 of Registrar of Deeds - Bourbon Cty	131	Y	Y	Y/N	03.17.05	Drilling Commitment Met: Recorded
54											
55	Mitchell, James S.	28S	24E	Crawford	(E/2NW/4) and (E/2SW/4) and (E/2) Sec 9	480	Y	Y	N	03.14.05	Recorded; Pooling Provision 640 acres
56	849 N. 180	28S	24E	Crawford	(NE/4NW/4) Sec 12	40	Y	Y	N	03.14.05	
57	Arcadia, KS 66711										Tel: 620.362.3124
58											
59	Mitchell, Loman E.	28S	24E	Crawford	(W/2SW/4) Sec 2	80					
60	701 S. Summit	28S	24E	Crawford	(NE/4NW/4) and (W/2NE/4) Sec 10	120	Y	Y	N	03.20.05	Recorded; Pooling Provision 640 acres
61	Girard, KS 66743										
62											
63	Murphy, Jess & Cindy K.	28S	24E	Crawford	(S/2NW/4) and (NW/4NW/4) Sec 10	120	Y	Y	N	03.15.05	Recorded; Pooling Provision 640 acres
64	854 N. 180th Street										
65	Arcadia, KS 66711										Tel: 620.362.3282
66											
67											
68											

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KSLeases(AttchA).xls

	A	B	C	D	E	F	G	H	I	J	K
69	Murphy, Joseph D. & Amanda S.	28S	24E	Crawford	(SE/4) Sec 8	160					
70	295 E. 690th Avenue	28S	24E	Crawford	(N/2NE/4) Sec 17	80	Y	Y	N	03.16.05	Recorded; Pooling Provision 640
71	Farlington, KS 66734										
72											
73	Palmer, Ronald C. & Shirley J.	27S	24E	Bourbon	(E/2) Sec 3	306					
74	1862 Eagle Road	27S	24E	Bourbon	(SW/4) and (W/2NW/4) Sec 2	235					
75	Fort Scott, KS 66701	27S	24E	Bourbon	(SE/4) Sec 10	160					
76		27S	24E	Bourbon	Tract lying N of Eagle Rd & E of Hwy 39,						
77					S of RR Right of Way in (SW/4) Sec 35	20	Y	Y	N	02.28.05	Recorded; Pooling Provision 640 acres
78											
79	Peak, Terry C.	28S	24E	Crawford	(SW/4) Sec 29	160					
80	312 W. Catalpa	28S	24E	Crawford	(NE/4) Sec 32	160					
81	Girard, KS 66743	28S	24E	Crawford	(W/2SW/4) Sec 21	80					
82		29S	24E	Crawford	(SW/4 Sec 4	161	Y	Y	N	06.01.05	Recorded; Pooling Provision 160 acres
83											
84	Pyle, Larry Roscoe	28S	24E	Crawford	(NW/4NW/4) Sec 9	40	Y	Y	N	03.16.05	Recorded; Pooling Provision 640 acres
85	204 1st Street										
86	Girard, KS 66852										Tel: 620.362.3059
87											
88	Reynolds, Merle, Charles, &	27S	24E	Crawford	Commencing (SW C of NW/4) Sec 25						
89	Dorvin				then E 53&1/3 rods; thence N 8 rods to						
90	112 N. 200th Street				center of branch or ravine to point						
91	Arcadia, KS 66711				13 & 1/3 rods E of the W line of Sec 25;						Tel: 620.362.4642
92					thence N to pt 40 rods N of S line of (NW/4)						
93					of Sec 25; thence W 13 & 1/3 rods to						
94					place of beginning	33					
95		27S	24E	Crawford	(SE/4SE/4) Sec 26	43					
96		27S	24E	Crawford	(NE/4NE/4) Sec 35	40					
97		27S	24E	Crawford	(SW/4NW/4) Sec 36	26					
98		27S	24E	Crawford	(NE/4SW/4) Sec 35	40					
99		27S	24E	Crawford	(NW/4NE/4) and (E450') of (NW/4NW/4)						
100					Sec 36	32					
101		27S	24E	Crawford	(N/2NW/4) Sec 27	81					
102		27S	24E	Crawford	(N/2NW/4) and the (SW/4NW/4) Sec 26	121					

KSLeases(AttchA).xls

	A	B	C	D	E	F	G	H	I	J	K
103		27S	24E	Crawford	(S1155') of (SW/4), less (W879') of (SW/4)						
104					Sec 25	50					SDSI
105		27S	24E	Crawford	(E/2NE/4) and (NE/4SE/4) Sec 28	122	Y	Y	N	12.06.05	Recorded; Pooling Provision 640 Acres
106											
107	Rutherford, Marihta Kaye	27S	24E	Crawford	(SE/4SE/4) Sec 28	40	Y	Y	N	05.09.05	Recorded
108	670 N. Hwy 69										
109	Arma, KS 66712										
110											
111	Rutherford, Marihta Kaye and	28S	24E	Crawford	(S/2NE/4) and (SE/4) Sec 17	240					
112	Joann K.	26S	24E	Bourbon	(NE/4) and (NE/4SE/4) Sec 20	200	Y	Y	N	05.09.05	Recorded
113											
114	Rutherford, Marihta Kaye	27S	24E	Crawford	(S/2 less E1/4) Sec 28	245					
115		27S	24E	Crawford	(E/2) and (E/2W/2) and (SW/4SW/4) Sec 33	528					Test Well
116		28S	24E	Crawford	(N/2) Sec 4	344	Y	Y	Y/N	05.09.05	Recorded
117											
118	Steele, Richard T. & Betty Jo	27S	24E	Crawford	(NE/4) and (NE/4SE/4) Sec 32	203					
119	1059 N 170th Street	27S	24E	Crawford	(W/2NW/4) and (SW/4) Sec 33; except						
120	Ft. Scott, KS 66701				(1/2) acre tract for cemetary in						
121					(SW C W/2NW/4) Sec 33	125	Y	Y	Y/N	07.06.05	Recorded; Test Well
122											
123	Tersinar, John W. & Donna D. &	28S	24E	Crawford	(N/2NW/4) and (W/2SW/4) and (SE/4) and						Tel: 620.362.4611
124	Tersinar, John A. & Lori Ann				(NE/4) Sec 20	480					SDSI
125	273 E. 680 Avenue	28S	24E	Crawford	(NE/4) Sec 29	155	Y	Y	N	10.06.05	Recorded; Pooling 160 acres
126	Farlington, KS 66734										
127											
128	Tersinar, Kenneth K. & Mary A. a	28S	24E	Crawford	(S/2NW/4) and (SW/4) Sec 22	214					
129	Tersinar, Robert K.	28S	24E	Crawford	(N/2NW/4) and (W/2NE/4) Sec 22	160					SDSI
130		28S	24E	Crawford	(N/2) Sec 28	320	Y	Y	N	10.07.05	Recorded; Pooling 160 acres
131											
132	Townsend, Margaret Ralph	28S	24E	Crawford	(NW/4) Sec 17	160					
133	413 E. Baker	28S	24E	Crawford	(NE/4) Sec 18	160	Y	Y	N	04.25.05	Recorded; Pooling 640 acres
134	Farlington, KS 66734										Tel: 620.362.3341
135											
136					Total	11,462					

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Attachment B

Renewal and Payment Schedule

Acres	Amount	Payment Date
1841	$23,933	March 17, 2008
4721	$61,373	March 27, 2008
320	$4160	April 20, 2008
1597	$20,761	May 4, 2008
561	$7293	May 25, 2008
328	$4264	July 1, 2008
1486	$19,318	October 1, 2008
608	$7904	December 1, 2008
11,462	$142,006	

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Print Date: 3/14/08